Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events

(31)   Subsequent events

On 15 February 2023, the Group announced a comprehensive operational improvement plan with significant cost savings. The plan includes the optimization of plasma costs and operations, streamlining corporate functions, and enhancing other efficiencies across the organization. It also includes a workforce optimization to be implemented in 2023 that will affect approximately 8% of the company’s employees, primarily in the U.S. plasma operations. The Group estimates one-time restructuring charge of approximately Euros 140 million to be accrued in the first quarter of 2023.